UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            November 5, 2010

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission File Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

     	On November 5, 2010, the registrant issued a press release announcing that it has suspended operations on its Empire Paradise Unit 2-12 test well in Nye County, Nevada. A copy of the press release is attached to this report as
Exhibit 99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              99.1  Press Release dated November 5, 2010.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  November 5, 2010

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

President and Chief Executive Officer

EXHIBIT 99.1

                                 NEWS RELEASE

                               TULSA, OKLAHOMA

November 5, 2010                                      For Immediate Release

                          EMPIRE PETROLEUM SUSPENDS
                      OPERATIONS ON THE NEVADA TEST WELL


     Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced that it is suspending operations on its Empire Paradise Unit 2-12 well drilled recently in Nye County, Nevada. The Company has been testing the 2-12 well after perforating the well between 3,700 feet and 3,782 feet where oil shows were concentrated. During the swab testing the Company recovered small amounts of oil containing paraffin which was possibly restricting the oil flow, however the swab tests did not increase the flow rate. The Company said it expects a full analysis of the oil to be completed soon which will then be studied by engineers to determine if possibly a chemical additive might substantially increase the flow of oil. The Company had hoped to drill the well to the Triassic formation which is projected to be between 5,500 feet to 6,500 feet, however, drilling problems at 4,250 feet caused the Company to cease drilling and test the 3,700 feet level of the well.

     Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

	For further information contact:	Albert E. Whitehead, Chairman & CEO
                                          tel:  (918) 488-8068